UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 1, 2013

ATHENS BANCSHARES CORPORATION
(Exact name of registrant as specified in its charter)

Tennessee	1-34534	27-0920126
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

106 Washington Avenue, Athens, Tennessee 37303
(Address of principal executive offices, including zip code)

(423) 745-1111
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01   Changes in Registrant’s Certifying Accountant.

(a)           On June 1, 2013, Athens Bancshares Corporation (the “Company”) was informed by its independent registered public accounting firm, Hazlett, Lewis & Bieter, PLLC (“HLB”), that it has combined its practice (the “Merger”)  with Mauldin & Jenkins, LLC (“M&J”) effective as of June 1, 2013.  As a result of the Merger, HLB effectively resigned as the Company’s independent registered public accounting firm and M&J, as successor to HLB following the Merger, became the Company’s independent registered public accounting firm. The engagement of M&J was approved by the Audit Committee of the Company’s Board of Directors on June 5, 2013.

The reports of HLB regarding the Company’s consolidated financial statements as of and for the years ended December 31, 2012 and 2011 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2012 and 2011, and through the effective date of the Merger, there were no disagreements between the Company and HLB on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of HLB, would have caused HLB to make reference to such disagreements in its reports on the financial statements for the applicable years.  During the years ended December 31, 2012 and December 31, 2011 and through June 1, 2013, there were no reportable events of the types described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided M&J (as successor by merger of HLB) with a copy of the foregoing disclosure and was provided a copy of a letter addressed to the Securities and Exchange Commission stating whether M&J agrees with the disclosures made herein by the Company in response to Item 304(a) of Regulation S-K.  A copy of M&J’s letter dated June 5, 2013, is filed as Exhibit 16.1 to this Current Report of Form 8-K.

(b)           During the Company’s fiscal years ended December 31, 2012 and 2011 and during and through the date of the Merger preceding the engagement of M&J, the Company did not consult with M&J regarding: (1) the application of accounting principles to a specified transaction, either completed or proposed; (2) the type of audit opinion that might be rendered on the Company’s financial statements, and M&J did not provide any written report or oral advice that M&J concluded was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue; or (3) any matter that was either the subject of a disagreement with M&J on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure or the subject of a reportable event.

Item 9.01   Financial Statements and Other Exhibits.

16.1	Letter of Concurrence from Mauldin & Jenkins, LLC dated June 5, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ATHENS BANCSHARES CORPORATION

Date: June 5, 2013	By:	/s/ Michael R. Hutsell
Michael R. Hutsell
Treasurer and Chief Financial Officer